Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of January 26, 2007, by and among ICAGEN, INC., a Delaware corporation (the “Company”), and the Purchasers listed on Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Purchasers desire to purchase and the Company desires to sell, upon the terms and conditions stated in this Agreement, up to a maximum of $22,000,000 of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase Common Stock.

As set forth herein, the Company has agreed to provide certain registration rights with respect to the shares of Common Stock to be issued and sold pursuant to this Agreement and the shares of Common Stock issuable upon exercise of the warrants (the “Warrant Shares”) under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.

B. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act.

C. In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF SECURITIES

1.1. Purchase and Sale of Securities. At the Closing, as defined below, the Company will issue and sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company the number of shares of Common Stock and the number of warrants to purchase shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A hereto. The aggregate number of shares of Common Stock and the aggregate number of warrants to be purchased at the Closing are hereinafter referred to as the “Shares” and the “Warrants”, respectively, and the Shares and the Warrants are hereinafter referred to collectively as the “Securities.” The purchase price for each Share shall be $1.38, which is the closing bid price of the Common Stock as reported on the Nasdaq Global Market as the 4:00 p.m. Eastern Time closing bid price on January 25, 2007 (the “Stock Purchase Price”). The purchase price for each Warrant shall be $0.125 per each underlying Warrant Share (the “Warrant Purchase Price;” and together with the Stock Purchase Price, the “Purchase Price”). For each one Share purchased by a Purchaser, such Purchaser shall receive a Warrant to purchase 0.35 of a share of Common Stock at an exercise price per share equal to $1.45, which represents 105% of the Stock Purchase Price, pursuant to a Warrant substantially in the form attached as Exhibit B hereto.

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1.2. Payment. At the Closing, each Purchaser will pay, severally and not jointly, the aggregate Purchase Price set forth opposite its name on Exhibit A hereto by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers prior to the Closing. The Company will instruct its transfer agent to deliver to each Purchaser at the Closing a stock certificate registered in the name of such Purchaser evidencing the number of Shares set forth on Exhibit A opposite the name of such Purchaser and will deliver to each Purchaser a Warrant to purchase the number of Warrant Shares set forth on Exhibit A opposite the name of such Purchaser against delivery of the aggregate Purchase Price for such Shares and Warrants on the Closing Date. Each stock certificate evidencing Shares issued at the Closing shall bear an appropriate legend referring to the fact that the Shares have not been registered under the Securities Act.

1.3. Adjustment. The number of Shares to be purchased by the Purchasers at the Closing pursuant to Sections 1.1 and 1.2, the Purchase Price and the per share exercise price of the Warrants and number of Warrant Shares issuable upon exercise thereof shall be proportionately adjusted for any subdivision or combination of Common Stock (by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise).

1.4. Closing Date. The closing of the sale of the Securities to the Purchasers listed on Exhibit A (the “Closing”) will take place on the first business day after the satisfaction or waiver of the conditions set forth in Article V (excluding conditions that, by their nature, cannot be satisfied until the Closing Date), unless this Agreement has previously been terminated pursuant to its terms (the actual time and date of the Closing being referred to herein as the “Closing Date”). The Closing will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 or at such other time and place as shall be agreed upon by the Company and the Purchasers.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchasers that, as of the date hereof, except as set forth in those SEC Documents, as defined below, listed on Exhibit C hereto:

2.1. Subsidiaries. The Company has no direct or indirect subsidiaries.

2.2. Organization and Qualification. The Company is duly organized and validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable). The Company has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business, except where the failure to be so registered or qualified or in good standing would not reasonably be expected to have a Material Adverse Effect, and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. As used in this Agreement, “Material Adverse Effect” means a material adverse effect upon the business, assets, financial condition or results of operations of the Company.

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2.3. Due Authorization. The Company has all requisite corporate power and authority and has taken all requisite corporate action necessary to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). At the Closing, the Warrants will be duly executed by the Company and constitute a valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except to the extent enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.4. Non-Contravention. The execution and delivery by the Company of this Agreement and the Warrants, the issuance and sale of the Securities to be sold by the Company under this Agreement, and, subject to the Listed Exceptions, as defined below, the performance by the Company of its obligations under this Agreement and the Warrants (including the issuance of the Warrant Shares) and the consummation by the Company of the transactions contemplated hereby and thereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, or (iii) any law, published regulation, ordinance or order of any court of competent jurisdiction or governmental agency, arbitration panel or other governmental authority or the Nasdaq Stock Market, Inc. (“Nasdaq”) applicable to the Company or its properties, except, in the case of clauses (i) and (iii) only, for such conflicts, violations or defaults as would not reasonably be expected to have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, security interest or similar restriction upon any of the properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such liens, encumbrances, security interests, restrictions or acceleration of obligations as would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement or the Warrants, the valid issuance and sale of the Securities to be sold pursuant to this Agreement or the valid issuance of the Warrant Shares, except for the Company’s obligation with respect to (a) compliance with the securities and blue sky laws in the states in which the Securities and Warrant Shares are offered and/or

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sold, (b) the filing of the Registration Statement, as defined below, with the Securities and Exchange Commission (the “SEC”) as contemplated by Section 6 of this Agreement, (c) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the Securities Act, (d) all required filings with Nasdaq and (e) those consents, approvals, orders or authorizations of or registrations, qualifications, designations, declarations or filings with, any federal, state, or local governmental authority on the part of the Company that have been obtained and will be in effect as of the Closing Date (collectively, the “Listed Exceptions”), all of which Listed Exceptions the Company has complied with or will comply with in a timely fashion.

2.5. Reporting Status. The Company has filed, within the meaning ascribed to such term in General Instruction B to Form 8-K of the SEC rules, in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since February 8, 2005, the date of its initial public offering (the “SEC Documents”). The SEC Documents complied as to form in all material respects as of their respective filing dates with the applicable requirements of the Exchange Act and the rules of the SEC thereunder. None of the SEC Documents as of the respective filing dates thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.6. Capitalization. The authorized capital stock of the Company as of December 31, 2006, consisted of 90,000,000 shares of Common Stock, of which 22,312,266 shares were issued and outstanding as of such date, and 10,000,000 shares of blank check preferred stock, $0.001 par value per share, none of which have been designated. Options to purchase an aggregate of 4,867,335 shares of Common Stock were outstanding and 192,932 restricted stock units were outstanding as of December 31, 2006. Except as disclosed in or contemplated by the SEC Documents, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into and exercisable and exchangeable for, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations other than options granted under the Company’s stock plans. The issued and outstanding shares of the Company’s capital stock have been, and the Securities and Warrant Shares will be, when issued and paid for in accordance with the Agreement (and, in case of the Warrant Shares, the Warrants), duly authorized and validly issued, fully paid and nonassessable, and have been, and, with respect to the Securities and Warrant Shares (assuming the accuracy of the representations and warranties of the Purchasers in Article III hereof and in Section 5 of the Warrants), will be, issued in compliance with all applicable federal and state securities laws, and were not, and, with respect to the Securities and Warrant Shares, will not be, issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants. No holder of Common Stock is entitled to preemptive or similar rights.

2.7. Legal Proceedings. Except as disclosed in the SEC Documents, as of the date hereof there is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the actual knowledge of the Company, threatened

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against the Company wherein an unfavorable decision, ruling or finding would reasonably be expected to (i) materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement, or (ii) have a Material Adverse Effect.

2.8. No Violations. The Company is not in violation of any material provision of its Restated Certificate of Incorporation or Amended and Restated Bylaws, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect, or is in default (and, to the Company’s knowledge, there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, which default would be reasonably expected to have a Material Adverse Effect.

2.9. Governmental Permits, Etc. The Company possesses all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of its business as currently conducted, except where such failure to possess would not reasonably be expected to have a Material Adverse Effect.

2.10. Intellectual Property. The Company owns or possesses sufficient rights to use all patents, trademarks, copyrights, licenses, inventions, trade secrets and trade names that are currently necessary for the conduct of its business as now conducted (the “Company Intellectual Property”), except where the failure to own or possess would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice of, or have any actual knowledge of, any infringement by the Company of intellectual property rights of any third party that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, and the Company has not received any written notice of any infringement by a third party of any Company Intellectual Property that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

2.11. Financial Statements. The financial statements of the Company and the related notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and filed with the SEC on March 15, 2006 (the “Company’s 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and filed with the SEC on November 14, 2006 (the “Company’s 10-Q”) present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified. Except as set forth in such financial statements (or the notes thereto), and except for the omission of footnotes or as otherwise permitted by the SEC’s rules and instructions regarding unaudited interim financial statements, such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified.

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2.12. Sarbanes-Oxley Act. The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Sections 302 and 906 thereof relating to certifications.

2.13. No Material Adverse Change. Since the date of the Company’s 10-Q, except as described or referred to in the SEC Documents and except for cash expenditures in the ordinary course of business, there has not been (i) any change, event, circumstance or development that has resulted in a Material Adverse Effect, (ii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iii) any loss or damage (whether or not insured) to the physical property of the Company that has resulted in a Material Adverse Effect.

2.14. No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or Warrant Shares.

2.15. Insurance. The Company carries, or is covered by, insurance of the types and in the amounts that the Company reasonably believes is adequate for its business as currently conducted and as is customary for similarly sized companies engaged in similar businesses in similar industries.

2.16. Tax Matters. The Company has timely filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, except where the failure to so timely file or pay would not reasonably be expected to result in a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company which has had, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, would reasonably be expected to have, a Material Adverse Effect.

2.17. Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

2.18. No Registration, Integration, etc. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, each Purchaser in Article III hereof, in the Registration Questionnaire attached hereto as Exhibit D (the “Registration Questionnaire”) and in Sections 5 and 6 of the Warrants, no registration of the Securities or the Warrant Shares under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement or the issuance of the Warrant Shares by the Company to the Purchasers pursuant to the Warrants. Neither the Company nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities or the Warrant Shares under the Securities Act, including, without limitation, integration of the offering of Securities or Warrant Shares with any prior offering under the Securities Act. The Company is currently eligible to register the resale of Common Stock pursuant to a registration statement on Form S-3 under the Securities Act.

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2.19. Related Party Transactions. Except (i) as set forth in the SEC Documents and (ii) with respect to the transactions contemplated hereby to the extent any director or affiliate of any director purchases Securities hereunder, since January 1, 2006, no transaction has occurred between or among the Company, on the other hand, and its affiliates, officers or directors or any affiliates of any such officer or director, on the other hand, that is required to be disclosed pursuant to Item 404 of Regulation S-K.

2.20. Nasdaq Continued Listing Requirements. Except as set forth in the SEC Documents, the Company is as of the date hereof in compliance with applicable Nasdaq continued listing requirements. Except as set forth in the SEC Documents, as of the date hereof there are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq.

ARTICLE III

PURCHASER REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Purchaser represents, warrants, covenants and acknowledges to the Company, severally and not jointly, with respect to itself and its purchase hereunder, that:

3.1. Securities Law Representations and Warranties.

(a) The Purchaser (i) is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act, (ii) has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of investments in securities issued by the Company and investments in comparable companies, (iii) can bear the economic risk of a total loss of its investment in the Securities and (iv) has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities.

(b) The Purchaser is acquiring the Securities (including any Warrant Shares) in the ordinary course of its business and for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof and has no intention of selling or distributing any of such Securities (including any Warrant Shares) or any arrangement or understanding with any other persons regarding the sale or distribution of such Securities (including any Warrant Shares) except in accordance with the provisions of Article VI and except as would not result in a violation of the Securities Act. Except as otherwise expressly provided in this Agreement, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities (including any Warrant Shares) for any period of time.

(c) The Purchaser was not organized for the specific purpose of acquiring the Securities or the Warrant Shares.

(d) The Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s

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purchase of the Securities. The Purchaser understands that the market price of the Common Stock can be volatile and that no representation is being made as to the future value of the Common Stock.

(e) The Purchaser, if an individual, is a resident of, or if an entity, is organized under the laws of and with a principal office in, the state(s) or country specified on the Purchaser’s signature page hereto.

(f) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities (including any Warrant Shares) except in compliance with the Securities Act, applicable foreign and state securities laws and the respective rules and regulations promulgated thereunder.

(g) The Purchaser understands that the Securities (including any Warrant Shares) are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein (including in the Registration Questionnaire) in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities and any Warrant Shares.

(h) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the Warrant Shares or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities or the Warrant Shares pursuant to this Agreement and the Warrants.

(i) The Purchaser acknowledges that the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities or the Warrant Shares, or possession or distribution of offering materials in connection with the issuance of the Securities or the Warrant Shares, in any jurisdiction outside the United States where action for that purpose is required. If the Purchaser is located or domiciled outside the United States, it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

(j) The Purchaser understands that no disclosure or offering document will be provided or prepared in connection with the offer and sale of the Securities or the Warrant Shares.

(k) The Purchaser acknowledges that the Company is required to file reports containing certain business and financial information with the SEC pursuant to the reporting requirements of the Exchange Act, and that the Purchaser is able to obtain copies of the SEC Documents filed through the date hereof.

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(l) The Purchaser has been furnished with all materials relating to the business, financial condition, results of operations, properties, management, operations and prospects of the Company and materials relating to the terms and conditions of the offer and sale of the Securities and the Warrant Shares which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received answers from an authorized representative of the Company which are satisfactory to the Purchaser for purposes of confirming such Purchaser’s diligence and investigation of the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Notwithstanding the foregoing, in entering into this Agreement, the Purchaser represents that it is relying solely on the representations, warranties, covenants and agreements set forth in this Agreement, which document supersedes and replaces any other written or oral information communicated to the Purchaser. The Purchaser acknowledges that no third party has made or will make any representation or warranty to the Purchaser regarding the adequacy or completeness for the Purchaser’s purposes of the information the Purchaser has requested.

(m) The Purchaser has made its own assessment and is satisfied concerning the relevant tax, legal and other economic considerations relevant to the Purchaser’s investment in the Securities and has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement.

(n) The Purchaser acknowledges that its decision to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of each other Purchaser. The Purchaser is not in any way acting in concert with or as a group with any other Purchaser with respect to (i) the purchase or ownership of the Securities or the Warrant Shares or (ii) the other transactions contemplated by this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity. The Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement or the Warrants.

3.2. Legends. The Purchaser understands that the Securities and the Warrant Shares shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

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The foregoing legend shall be removed from the certificates representing the Shares and the Warrant Shares, and the Company shall deliver irrevocable instructions to the Company’s transfer agent that a certificate without such legend shall be delivered to the Purchaser of such Shares or Warrant Shares, if (i) (A) the resale of such Shares or Warrant Shares are registered under the Registration Statement contemplated by Article VI, such Registration Statement is effective for such transfer and a prospectus meeting the requirements of Section 10 of the Securities Act is available with respect to such Shares or Warrant Shares or (B) the Shares or Warrant Shares are eligible to be sold pursuant to Rule 144(k) of the Securities Act or any successor rule and (ii) the Purchaser delivers to the Company or its transfer agent the legended certificate(s) for such shares and customary representations with respect to the shares as reasonably requested by the Company. If the Company is required to issue unlegended certificates pursuant to this Section 3.2, the Company shall (i) cause its counsel to deliver to the Company’s transfer agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act and (ii) deliver or cause to be delivered to such Purchaser or its transferee a certificate representing such shares that is free from all restrictive and other legends within five business days of the submission by such Purchaser of the legended certificates and the representations required for consummation of such transaction. If the unlegended certificates are not delivered within five business days of the date of submission by the Purchaser of such legended certificates and such other representations as required (a “Transfer Default”), the Company shall promptly pay, in cash, to such Purchaser 1% of the aggregate Purchase Price of the shares sold by the Purchaser and evidenced by such certificate(s) for each 30-day period or portion thereof beyond such five business day period that the unlegended certificate has not been so delivered (the “Transfer Penalty”). The payments provided for in this Section 3.2 shall constitute the Purchaser’s exclusive monetary remedy for the Transfer Default, but shall not affect the right of the Purchaser to seek injunctive relief. Nothwithstanding the foregoing, if (i) at any time a Purchaser is eligible to have the legends removed from the Shares or Warrant Shares pursuant to Rule 144(k) of the Securities Act or any successor rule, (ii) the Company provides the Purchaser notice of that fact and (iii) the Purchaser fails within 15 business days to submit to the Company or its transfer agent the legended certificate(s) for such shares and customary representations with respect to the shares as reasonably requested by the Company, the Company will no longer have an obligation to pay a Transfer Penalty with respect to such shares.

3.3. Authorization; Enforcement; Validity. The Purchaser has full right, power, authority and capacity (corporate, statutory or otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. The making and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation by the Purchaser of the transactions

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contemplated by this Agreement. There is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.4. Certain Trading Limitations. The Purchaser (i) represents that on and from the date the Purchaser first became aware of the private placement of the Company’s Securities contemplated by this Agreement (the “Offering”) until the date hereof neither he, she or it nor anyone acting on his, her or its behalf has and (ii) covenants that for the period commencing on the date hereof and ending on the earlier to occur of (A) 45 days from the Closing Date and (B) the effective date of the Registration Statement neither he, she or it nor anyone acting on his, her or its behalf will, engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (collectively, a “Disposition”) the Common Stock of the Company by the Purchaser or any other person or entity. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is “against the box” and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company. Notwithstanding the foregoing, in the case of Goldman, Sachs & Co. (“Goldman Sachs”), the restrictions on Dispositions set forth above shall apply only to the Franchise Risk Management Desk of the Equities Division of Goldman Sachs and not any other trading desk of Goldman Sachs or any affiliate thereof.

3.5. No Sale of Securities. The Purchaser hereby covenants with the Company not to make any sale of the Securities (including any Warrant Shares) without (i) complying with the provisions of this Agreement, including Section 6.3 hereof, and (ii) satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, without limitation, causing the prospectus delivery requirement under the Securities Act to be satisfied if the Purchaser is notified by the Company pursuant to Section 6.1(c) hereof that the conditions specified in Rule 172(c) of the Securities Act were not satisfied and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities. The Purchaser acknowledges that there may occasionally be times when the Company determines that, subject to the limitations of Section 6.3, it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, an appropriate report has been filed by the Company with the SEC pursuant to the Exchange Act or until the Company has amended or supplemented such prospectus. The Purchaser hereby covenants that it will not sell any Securities (including any Warrant Shares) pursuant to

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the Registration Statement during the period commencing at the time at which the Company gives the Purchaser written notice of any Suspension, as defined in Section 6.3, of the use of the Registration Statement and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Registration Statement.

3.6. Registration Questionnaire. The Purchaser has completed or caused to be completed the Registration Questionnaire (or has otherwise provided in a written form the information requested in such Registration Questionnaire) and the signature page hereto, each for use in preparation of the Registration Statement, and the information contained in such completed Registration Questionnaire (or such other form provided by the Purchaser) and on such signature page are true and correct in all material respects as of the date of this Agreement and will be true and correct on each of the Closing Date and the effective date of the Registration Statement. The Purchaser covenants that, upon the Company’s reasonable written request, it will promptly notify the Company of any changes in such information or other information as the Company may reasonably request in connection with any registration referred to in Article VI.

3.7. No Advice. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

3.8. NASD Compliance. The Purchaser acknowledges that if it is a Registered Representative (as defined by the National Association of Securities Dealers (“NASD”)) of a NASD member firm, the Purchaser must give such firm the notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

3.9. Patriot Act. The Purchaser represents and warrants to, and covenants with, the Company that (i) the Purchaser is in compliance with Executive Order 13224 and the regulations administered by the U.S. Department of the Treasury (“Treasury”) Office of Foreign Assets Control, (ii) the Purchaser, its patents, subsidiaries, affiliated companies, officers, directors and partners, and to the Purchaser’s knowledge, its shareholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons (“SDN List”) maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern, (iii) to the Purchaser’s knowledge after reasonable investigation, all of the funds to be used to acquire the Securities or the Warrant Shares are derived from legitimate sources and are not the product of illegal activities, and (iv) the Purchaser is in compliance with all other applicable U.S. anti-money laundering laws and regulations and has implemented, if applicable, an anti-money laundering compliance program in accordance with the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107-56.

3.10. Broker-Dealer. Except in the case of Goldman Sachs, the Purchaser is not a registered broker-dealer or engaged in the business of a broker-dealer.

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3.11. General Solicitation. The Purchaser is not purchasing the Securities being purchased by it hereunder as a result of any advertisement, article, notice or other communication regarding such Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.12. Treatment of Non-Public Information. The Purchaser agrees (a) to hold the existence, terms and conditions of the Offering in confidence and not to disclose the same to any other person until such time as the Company files with the SEC a Current Report on Form 8-K disclosing the Offering or publicly announces the Offering, and (b) to hold certain other matters disclosed to it by the Company in confidence and not to disclose the same to any other person until such time as the Company files with the SEC a report publicly disclosing such information. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this Offering.

3.13. SEC Reports. The Purchaser has reviewed the Company’s 10-K, the Company’s 10-Q and all subsequent filings made by the Company under the Exchange Act.

ARTICLE IV

COVENANTS

4.1. Certain Future Financings and Related Actions. Without the prior consent of the Purchasers, the Company shall not cause the Offering to be integrated with future offerings by the Company in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

4.2. Public Disclosure. The Company shall publicly announce the Offering promptly after the execution of this Agreement and shall file a Current Report on Form 8-K in connection with the Offering with the SEC within four business days of the execution of this Agreement.

4.3. Use of Proceeds. The Company intends to use the net proceeds from the Offering for the funding of its research and development programs described in the Company’s 10-K and the Company’s 10-Q and otherwise for general corporate purposes.

4.4. Securities Law Compliance. Each Purchaser, severally and not jointly, covenants and agrees as to itself that it will not make any sale, transfer or other disposition of the Securities or any Warrant Shares in violation of federal or state securities laws.

4.5. Reservation of Common Stock. At all times during which the Warrants remain exercisable, the Company shall reserve and keep available and free of preemptive rights a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Warrant Shares pursuant to the Warrants and this Agreement.

4.6. Listing of Securities on Nasdaq. Promptly following the date hereof, the Company shall take all necessary action to cause the Shares and the Warrant Shares to be listed on the Nasdaq Global Market no later than the Closing Date. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or

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market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed.

4.7. Operation of Business. During the period from the date of this Agreement until the Closing, except as contemplated by this Agreement, the Company shall use commercially reasonable efforts to carry on its business in the ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use commercially reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with others having material business dealings with it.

4.8. Publicity. The Company shall not publicly disclose the name of Goldman Sachs, or include the name of Goldman Sachs in any filing with the SEC (other than in the table of selling stockholders in the Registration Statement) or any regulatory agency, without the prior written consent of such Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), except to the extent such disclosure is required by law or regulations.

ARTICLE V

CONDITIONS TO CLOSING

5.1. Conditions to Obligations of the Company at the Closing. The Company’s obligation to complete the purchase and sale of the Securities and deliver stock certificates and Warrants to the Purchasers at the Closing is subject to the fulfillment or waiver as of the Closing Date of the following conditions:

(a) The Company shall have received immediately available funds in the full amount of the Purchase Price for the Securities as set forth opposite each Purchaser’s name on Exhibit A hereto.

(b) The representations and warranties made by each Purchaser in Article III shall be true and correct in all material respects as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date).

(c) All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

(d) The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Securities and the Warrant Shares.

(e) No legal action, suit or proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator or governmental body, agency or official.

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(f) The sale of the Securities and the Warrrant Shares by the Company shall not be prohibited by any law or governmental order or regulation.

(g) No stop order or suspension of trading shall have been imposed by the SEC or any other governmental body with respect to public trading in the Common Stock.

5.2. Conditions to Purchasers’ Obligations at the Closing. Each Purchaser’s obligation to complete the purchase and sale of the Securities at the Closing is subject to the fulfillment or waiver as of the Closing Date of the following conditions:

(a) The representations and warranties made by the Company in Article II shall be true and correct in all material respects as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date).

(b) All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

(c) The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Securities and the Warrant Shares.

(d) The Company shall have delivered to the Purchasers an opinion, dated as of the Closing Date, from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, in substantially the form attached hereto as Exhibit E.

(e) The Company shall have delivered or caused its transfer agent to deliver, at the Closing, to each Purchaser (i) one or more stock certificates representing the number of Shares set forth opposite such Purchaser’s name on Exhibit A hereto and (ii) one or more Warrants to purchase the number of Warrant Shares set forth opposite such Purchaser’s name on Exhibit A hereto.

(f) No legal action, suit or proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator or governmental body, agency or official.

(g) The sale of the Securities and the Warrant Shares by the Company shall not be prohibited by any law or governmental order or regulation.

(h) No stop order or suspension of trading shall have been imposed by the SEC or any other governmental body with respect to public trading in the Common Stock.

(i) The Company shall have filed with Nasdaq the Notification Form: Listing of Additional Shares with respect to the Shares and the Warrant Shares in accordance with the rules of Nasdaq.

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(j) The Company shall have delivered to each Purchaser (i) a certificate of the Chief Executive Officer of the Company, dated as of the Closing Date, confirming the satisfaction of the conditions set forth in clauses (a) and (b) of this Section 5.2, and (ii) a certificate of the Secretary of the Company, dated as of the Closing Date, certifying as to the incumbency and signatures of the officers executing this Agreement and the resolutions of the Company’s Board of Directors approving this Agreement and the transactions contemplated hereby.

ARTICLE VI

REGISTRATION OF SHARES AND WARRANT SHARES; COMPLIANCE WITH THE SECURITIES ACT

6.1. Registration Procedures and Expenses. The Company shall:

(a) subject to receipt of necessary information from the Purchasers, including the information requested in the Registration Questionnaire, use its reasonable best efforts to prepare and file with the SEC on or prior to the 30th calendar day following the Closing Date hereof a registration statement (the “Registration Statement”) on Form S-3 (or such other form as may be required) to enable the resale by the Purchasers on an immediate, delayed or continuous basis under Rule 415 of the Securities Act of (i) the Shares and the Warrant Shares and (ii) any shares of Common Stock issued or issuable in respect of the Shares or the Warrant Shares by virtue of any stock split, stock dividend, recapitalization or similar event (the “Registrable Securities”). Notwithstanding the foregoing, the term Registrable Securities shall not include (i) any securities that have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with such registration statement, or (ii) any securities that have been publicly sold pursuant to Rule 144;

(b) use its reasonable best efforts, subject to receipt of necessary information from the Purchasers, including the information requested in the Registration Questionnaire, to cause the Registration Statement to become effective within 90 calendar days after the Closing Date, or within 120 calendar days if the SEC determines to review such Registration Statement;

(c) use its reasonable best efforts, subject to the provisions of Section 6.3 below, to (A) comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, (B) promptly prepare and file with the SEC such amendments and supplements to the Registration Statement, (C) promptly prepare and file with the SEC the Prospectus, as defined below, including any supplement or amendment thereof, used in connection therewith, (D) promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company becomes aware of the fact that it does not satisfy the conditions specified in Rule 172(c) of the Securities Act and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities, and (E) take all such other actions as may be reasonably necessary to keep the Registration Statement current and effective, in each case, for a period (the “Registration Period”) not exceeding, with respect to the Registrable Securities held by a Purchaser, the earliest of (i) three years after the Closing Date, (ii) the date on which all Registrable Securities then held by such Purchaser may be sold or transferred in compliance with Rule 144 under the Securities Act (or any other similar provisions

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then in force) without any volume or manner of sale restrictions thereunder, or (iii) such time as all Registrable Securities held by such Purchaser have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(d) during the Registration Period, promptly furnish to each Purchaser with respect to the Registrable Securities registered for the account of such Purchaser under the Registration Statement such reasonable number of copies of the Prospectus as the Purchaser may request, including any supplements to or amendments to the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

(e) during the Registration Period, promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Securities under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Securities in states specified in writing by a Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented, subject itself to general taxation in any such jurisdiction or provide any undertakings that cause the Company undue expense or burden;

(f) bear all expenses in connection with the procedures in paragraphs (a) through (e) and (g) of this Section 6.1 and the registration of the Registrable Securities pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with Nasdaq); (ii) fees and expenses of compliance with federal securities and state “blue sky” or securities laws; (iii) expenses of printing or copying (including printing certificates for the Registrable Securities and copying Prospectuses); (iv) all application and filing fees, if any, in connection with listing of the Registrable Securities with Nasdaq; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; provided, however, that the Purchasers shall be responsible for paying the underwriting commissions or brokerage fees, taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of the Purchasers’ Registrable Securities, and (except as set forth in Section 6.4) fees and expenses, if any, of counsel or other advisors to the Purchasers. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

(g) during the Registration Period, advise the Purchaser promptly, but in any event within two business days, by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Securities under state securities

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or “blue sky” laws; and it will, subject to the provisions of Section 6.3 below, promptly use its reasonable best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (iii) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Purchasers that pertain to the Purchasers as Selling Stockholders or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information);

(h) except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement, include in the Registration Statement the “Plan of Distribution” attached hereto as Exhibit F;

(i) neither the Company nor any of its securities holders may include securities of the Company (other than the Shares and the Warrant Shares) in any Registration Statement filed pursuant to this Agreement, unless (A) required under the terms of any registration rights provisions set forth in any of the agreements listed as exhibits to the Company’s 10-K or (B) otherwise agreed to by holders of a majority of the Registrable Securities held by the Purchasers, and the Company shall not during the Registration Period enter into any agreement in contravention of the foregoing;

(j) not less than three business days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (other than (A) any amendment or supplement filed for the purpose of listing any permitted transferees as additional selling stockholders in accordance with written instruction provided pursuant to this Agreement, (B) Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any similar or successor reports or other documents incorporated by reference therein and (C) any post-effective amendment de-registering Shares and Warrant Shares at the end of the Registration Period), the Company shall furnish to each Purchaser copies of the “Selling Stockholders” section of such document, the “Plan of Distribution,” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed (the date any such document is provided to the Purchasers being hereinafter referred to as the “Notice Date”), which documents will be subject to the review and comment (but not approval) of each Purchaser and its counsel; provided that, the failure of any Purchaser or his, her or its counsel to respond to such proposed documents within two business days after the Notice Date shall be deemed approval of same; and provided, further, that no such review and comment shall inhibit the Company from filing the Registration Statement, any Prospectus or any such amendment or supplement within five business days after the Notice Date or otherwise from complying with its obligations hereunder;

(k) respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and, as promptly as practicable, provide the Purchasers copies of all material correspondence from and to the SEC

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relating to such Registration Statement that would not result in the disclosure to the Purchasers of material and non-public information concerning the Company;

(l) comply in all material respects with the provisions of the Securities Act, the Exchange Act and all rules of the SEC promulgated thereunder with respect to the Registration Statement and the disposition of all Registrable Securities covered by the Registration Statement; and

(m) upon any sale of Registrable Securities pursuant to the Registration Statement for the account of a Purchaser, cooperate with such Purchaser to facilitate the timely preparation and delivery of stock certificates representing such Registrable Securities to be delivered to the transferee thereof pursuant to the Registration Statement, which certificates shall be free of all restrictive legends; provided, that, the delivery of such certificates shall be subject to the payment by the Purchaser of any transfer taxes, if applicable.

6.2. Registration Defaults.

(a) The Company further agrees that, in the event that the Registration Statement (i) has not been filed within 30 calendar days after the Closing Date, (ii) has not been declared effective by the SEC within 90 calendar days after the Closing Date, if the SEC determines not to review such Registration Statement, (iii) has not been declared effective by the SEC within 120 calendar days after the Closing Date, if the SEC determines to review such Registration Statement, or (iv) after such Registration Statement is declared effective by the SEC, is suspended by the Company or ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective, other than for the time periods permitted by the last sentence of Section 6.3(c) (each such event referred to in clauses (i), (ii), (iii) and (iv), a “Registration Default”), for any 30-day period or portion thereof (a “Penalty Period”) during which the Registration Default remains uncured (which initial 30-day period shall commence on the date of such Registration Default), the Company shall promptly pay, in cash, to each Purchaser 1% of such Purchaser’s aggregate Purchase Price for such Purchaser’s Registrable Securities purchased pursuant to this Agreement for each Penalty Period during which the Registration Default remains uncured (a “Registration Penalty”); provided, however, that if a Purchaser fails to provide the Company with any information that is required to be provided in the Registration Statement with respect to such Purchaser, then the commencement of the Penalty Period described above shall be extended for such Purchaser until two business days following the date of receipt by the Company of such required information from such Purchaser; provided further, that the amount payable to any Purchaser hereunder for any partial Penalty Period shall be prorated for the number of actual days during such Penalty Period during which a Registration Default remains uncured; and provided further that in no event shall the Company be required to pay to any Purchaser pursuant to this Section 6.2 an aggregate amount that exceeds 10% of the aggregate Purchase Price paid by such Purchaser for such Purchaser’s Securities. Notwithstanding anything to the contrary contained in this Section 6.2, in no event shall the Company be liable to any Purchaser for more than one Registration Penalty with respect to the same Registrable Securities during any 30-day period, even if more than one event giving rise to a Registration Penalty occurs during such 30-day period. The payments provided for in this Section 6.2(a) shall constitute the Purchasers’ exclusive monetary remedy for any Registration Default, but shall not affect the right of the Purchasers to seek injunctive relief.

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(b) Rule 415; Cutbacks. Notwithstanding the other provisions of this Agreement, if at any time the SEC takes the position that some or all of the Registrable Securities may not be included in the Registration Statement because (i) the inclusion of such Registrable Securities violates the provisions of Rule 415 under the Securities Act as a result of the number of shares included in such Registration Statement, (ii) the Registrable Securities cannot be sold as an “at the market offering,” and/or (iii) the Warrant Shares may not be registered prior to exercise of the Warrants and/or many not be sold on a delayed or continuous basis under Rule 415, the Company shall (A) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (B) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”). Any cut-back imposed pursuant to this Section 6.2(b) shall be allocated among the Purchasers on a pro rata basis and shall be allocated first to any Warrant Shares. No Registration Penalty shall accrue on any Cut Back Shares until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date, all of the provisions of this Section 6.2 (including the Registration Penalty provisions) shall again be applicable to the Cut Back Shares; provided, however, that for such purposes the Closing Date shall be deemed to be the Restriction Termination Date.

6.3. Transfer of Securities; Suspension.

(a) Each Purchaser agrees that it will not effect any Disposition of the Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 6.1 or in accordance with the Securities Act, and that, upon the Company’s reasonable written request, it will promptly notify the Company of any changes in the information set forth in the Registration Statement or the Registration Questionnaire regarding such Purchaser or its plan of distribution or other information as the Company may reasonably request in connection with any registration referred to in Article VI. The Company shall not be required to include any Shares or Warrant Shares held by a Purchaser in the Registration Statement if such Purchaser fails to complete or update the Registration Questionnaire or provide the information requested in the Registration Questionnaire in accordance with this Section 6.3.

(b) Except in the event that paragraph (c) below applies, the Company shall use its reasonable best efforts to, at all times during the Registration Period, promptly prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement, or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(c) In the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the Company’s election to delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith judgment of the Board of Directors of the Company, in the best interest of the Company; or (v) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a notice in writing to the Purchasers (a “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchasers will refrain from selling any Registrable Securities pursuant to the Registration

Statement (a “Suspension”) until the Purchasers’ receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used. In the event of any Suspension pursuant to clause (i), (ii) or (iii) above, the Company will use its reasonable best efforts, consistent with the best interests of the Company and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Purchasers. The Company shall not disclose in any Suspension Notice any material non-public information giving rise to such Suspension. No Suspension shall exceed 30 consecutive days and, during any 365-day period, Suspensions shall not exceed an aggregate of 90 days.

(d) If (i) any Purchaser is required under applicable securities law to be described in the Registration Statement as an underwriter and (ii) the Company is obtaining in connection with the Registration Statement (A) any letter from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering or (B) any opinion of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, the Company shall cause such documentation to also be addressed and issued to such Purchaser.

(e) Upon the written request of any Purchaser in connection with any Purchaser’s due diligence requirements, if any, the Company shall make available for inspection by (i) any Purchaser and (ii) one firm of accountants or other agents retained by the Purchasers (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees

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to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to a Purchaser) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other document contemplated hereby. Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

6.4. Indemnification. For the purpose of this Section 6.4, the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1 and the term “Rules and Regulations” means the rules and regulations promulgated under the Securities Act.

(a) Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless each Purchaser, its officers, directors, agents, partners, members, managers, trustees and employees, and each person, if any, who controls such Purchaser (or any of such other persons) within the meaning of the Securities Act, against any losses, claims, damages, liabilities, costs or expenses to which the Purchaser or such other person may become subject (including, without limitation, reasonable legal and other costs and expenses of preparing, investigating or defending, or, if approved in accordance with Section 6.5, settling, compromising or paying such losses, claims, damages, liabilities, costs or expenses) (collectively, “Losses”), as incurred, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto or (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or Prospectus (including without limitation the information set forth in

22

the Registration Questionnaire) or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution, or (B) the failure of the Purchaser to comply with the covenants and agreements contained in Section 3.5 or 6.3 of this Agreement respecting resale of Registrable Securities, or (C) the inaccuracy of any representations made by the Purchaser in this Agreement or (D) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser; provided, that (1) the Company has previously advised the Purchaser in writing that the Company does not meet the conditions for use of Rule 172 of the Securities Act and that, as a result thereof, the Purchaser is obligated to deliver the Prospectus in connection with any sales under the Registration Statement and (2) that delivery of such subsequent Prospectus would have prevented such Losses from occurring.

(b) Indemnification by the Purchasers. Each Purchaser will indemnify, defend and hold harmless the Company, each of its directors, each of its executive officers, including such officers who sign the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company, each of its directors, each of its executive officers, including such officers who sign the Registration Statement, or such controlling person may become subject, as incurred, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such Losses arise out of or are based upon (i) any failure on the part of the Purchaser to comply with the covenants and agreements contained in Section 3.5 or 6.3 of this Agreement respecting the sale of the Registrable Securities or (ii) any untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein (including without limitation the information set forth in the Registration Questionnaire). The amount of any payment by a Purchaser under this Section 6 in respect of any Losses resulting from or arising out of any indemnification or contribution claim shall in no event exceed the net proceeds to such Purchaser as a result of the sale of the Shares and the Warrant Shares pursuant to the Registration Statement.

6.5. Indemnification Procedure.

(a) Promptly after receipt by an indemnified party under this Section 6 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the obligations to indemnify contained in this Section 6 to the extent it is not prejudiced as a result of such failure.

(b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly

23

with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on the opinion of counsel reasonably satisfactory to the indemnifying party, that there is a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence in Section 6.5(b) above (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel where counsel is reasonably necessary, approved by such indemnifying party (such approval not to be unreasonably withheld) representing all of the indemnified parties who are parties to such action), or

(ii) the indemnifying party shall not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

The indemnified party shall use reasonable efforts to cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the indemnified party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

(c) Settlement. The indemnifying party shall not be liable for any settlement of any action, claim, suit, investigation, inquiry or proceeding (including, without limitation, any shareholder or derivative action or arbitration proceeding, whether commenced or threatened, with respect to which an indemnified party is entitled to indemnification hereunder (collectively, a “Proceeding”) effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any Proceeding in respect of which any indemnified party is a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(d) Contribution. If the indemnification provided for in this Section 6 is required by its terms but is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall

24

contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 6.5, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6 was available to such party in accordance with its terms. The provisions set forth in paragraph (a) of this Section 6.5 with respect to the notice of the threat or commencement of any action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (a) for purposes of indemnification.

(e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6, no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds from the sale of Registrable Securities by the Purchaser exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

6.6. Termination of Conditions and Obligations. The restrictions imposed by Article III or Article VI upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities upon the termination of the Registration Period with respect to such Registrable Securities.

6.7. Rule 144. At all times prior to the second anniversary of the Closing Date during which there are Registrable Securities outstanding which have not been previously (a) sold to or through a broker or dealer or underwriter in a public distribution, or (b) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof, in the case of either clause (a) or clause (b) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such securities are removed upon the consummation of such sale, the Company shall use its reasonable best efforts to:

25

(i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

(iii) furnish to any holder of Registrable Securities promptly after receipt of a written request therefor (A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

6.8. Registration of Other Securities. Notwithstanding anything contained herein to the contrary and for the avoidance of doubt, the parties hereto acknowledge that (a) the Company has granted registration rights to other security holders, and (b) any Registration Statement prepared, filed and made effective under this Article VI may also cover the resale of securities held by such security holders to the extent that the Company has an obligation to register such securities under any of the agreements listed as exhibits to the Company’s 10-K.

6.9. Withdrawal of Registration Statement. After the termination of the Registration Period, the Company shall be entitled to withdraw the Registration Statement, and the Purchasers shall have no further right to offer or sell any of the Shares or the Warrant Shares pursuant to the Registration Statement.

ARTICLE VII

MISCELLANEOUS

7.1. Termination. This Agreement may be terminated at any time prior to the Closing in the following circumstances:

(a) By mutual written agreement of the Company and the Purchasers;

(b) By either the Company or any Purchaser (with respect to itself only) if the Closing shall not have been consummated on or before May 26, 2007; or

(c) By either the Company or a Purchaser (with respect to itself only) if any governmental entity shall have issued an injunction or other ruling prohibiting the consummation of any of the transactions contemplated by this Agreement and such injunction or other ruling shall not be subject to appeal or shall have become final and unappealable.

In the event of termination by the Company or any Purchaser of its obligations to effect the Closing pursuant to this Section 7.1, written notice thereof shall forthwith be given to the other Purchasers and the other Purchasers shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Purchasers. Nothing in this

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Section 7.1 shall be deemed to release any party from any liability for any willful or intentional breach by such party of the terms and provisions of this Agreement prior to any termination hereof or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

7.2. Notices. Except as specifically permitted by Section 6.1(g), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (a) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (b) if delivered from outside the United States, by International Federal Express or similar carrier or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express or similar carrier, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt if sent during the normal business hours of the recipient and, if not, on the next business day, and shall be delivered as addressed as follows:

if to the Company, to:

P. Kay Wagoner, Ph.D.

Icagen, Inc.

4222 Emperor Blvd., Suite 350

Durham, NC 27703

Tel: (919) 941-5206

Fax: (919) 941-0813

Email: kwagoner@icagen.com

with a copy to:

Hal J. Leibowitz

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

Tel: (617) 526-6461

Fax: (617) 526-5000

Email: hal.leibowitz@wilmerhale.com

if to a Purchaser, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing in accordance with this Section 7.2.

7.3. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and all of the Purchasers. Any modification or amendment effected in accordance with this Section 7.3 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, including any Warrant Shares, each future holder of such Securities and/or Warrant Shares, and the Company.

7.4. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

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7.5. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.6. Certain Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (i) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (ii) references to an agreement or instrument mean such agreement or instrument as from time to time amended, modified or supplemented; (iii) references to a person or entity are also to its permitted successors and assigns; (iv) references to an “Article”, “Section” or “Exhibit” refer to an Article of, a Section of, or an Exhibit to, this Agreement; and (v) words importing the masculine gender include the feminine or neuter and, in each case, vice versa.

7.7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, except for the Company’s obligations pursuant to Sections 6.4 and 6.5 hereof, all representations, warranties, covenants and agreements made by the Company herein shall survive the execution of this Agreement, the delivery to Purchasers of the Securities being purchased and the payment therefor until the date that is 12 months after the Closing Date (at which time they shall expire and be of no further force or effect).

7.8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

7.9. Submission to Jurisdiction. Each of the parties to this Agreement (a) consents to submit itself to the personal jurisdiction of any state or federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 7.2. Nothing in this Section 7.9, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

7.10. WAIVER OF JURY TRIAL. EACH OF THE PURCHASERS AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF EACH PURCHASER OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

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7.11. Entire Agreement. This Agreement and the documents referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to the subject matter hereof.

7.12. Finders Fees. Neither the Company nor any Purchaser nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction.

7.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed originals for all purposes hereunder.

7.14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, heirs, executors and administrators and permitted assigns of the parties hereto. With respect to transfers that are not made pursuant to the Registration Statement (or Rule 144 of the Securities Act but are otherwise made in accordance with all applicable laws and the terms of this Agreement), the rights and obligations of a Purchaser under this Agreement shall be automatically assigned by such Purchaser to any transferee of at least 250,000 (or all of such Purchaser’s holdings, if less) shares (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the issuance date) of the Purchaser’s Securities (including any Warrant Shares) who is a Permitted Transferee (as defined below); provided, however, that (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Shares, Warrants and/or Warrant Shares, as applicable, to be transferred; and (ii) such transferee agrees in writing to be bound by the terms of this Agreement as if such transferee were the Purchaser. For purposes of this Agreement, a “Permitted Transferee” shall mean any person who (a) is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act, (b) receives the Securities and any Warrant Shares in a transaction which is in compliance with federal and applicable state securities law and (c) is not eligible to resell such Securities, including any Warrant Shares, pursuant to Rule 144(k) of the Securities Act. Upon any transfer permitted by this Section 7.14, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee was the Purchaser.

7.15. Expenses. The Company and each Purchaser shall bear its, his or her own expenses in connection with the preparation and negotiation of the Agreement.

7.16. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to seek specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence.

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7.17. Third Party Rights. Except as explicitly set forth in this Agreement, nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

7.18. No Waiver. It is agreed that a waiver by any party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

7.19. Further Assurances. The parties agree to execute and deliver, at the requesting party’s expense, all such further documents, agreements and instruments and take such other and further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

7.20. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each of the Purchasers participating in the Offering are several and not joint. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser. Nothing contained herein and no action taken by Purchaser shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

7.21. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURE PAGES FOLLOW]

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COMPANY SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

ICAGEN, INC.

By:	/s/ P. Kay Wagoner
Name:	P. Kay Wagoner
Title:	President and Chief Executive Officer

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Al-Midani Investment Company
(print full legal name of Purchaser)

By:	/s/ M.N. Almidani
(signature of authorized representative)
Name:	M.N. Almidani
Title:	Director

Address: c/o Al-Midani Office,		NUMBER OF SHARES SUBSCRIBED FOR:
Al Mousa Offices Bldg., 3rd Floor,		One Hundred Thousand
45 Wadi Al-Thumama Street,		NUMBER OF WARRANTS SUBSCRIBED FOR:
South of Kingdom Tower, Olaya		Thirty Five Thousand
PO Box 58856, Riyadh – 11515,		AGGREGATE PURCHASE PRICE:
Saudi Arabia		One Hundred Forty Two Thousand Three Hundred Seventy
Telephone: +966 1 293 7555 #760		Five Dollars
Email:
Tax I.D. or SSN: Not applicable

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Alta BioPharma Partners, L.P.
(print full legal name of Purchaser)
By:	Alta BioPharma Management LLC

By:	/s/ Alix Marduel
(signature of authorized representative)
Name:	Alix Marduel
Title:	Managing Director

Address: One Embarcadero Center		NUMBER OF SHARES SUBSCRIBED FOR:
37th Floor		436,582
San Francisco, CA 94111		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: (415) 362-4022 Fax: (415) 362-6178		152,803
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		621,583.62

Address where Securities should be sent (if different from above):

Address:	Same as above

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Alta Embarcadero BioPharma Partners, LLC
(print full legal name of Purchaser)

By:	/s/ Hilary Strain
	(signature of authorized representative)
Name:	Hilary Strain
	Under Power of Attorney
Title:

Address: One Embarcadero Center		NUMBER OF SHARES SUBSCRIBED FOR:
37th Floor		16,456
San Francisco, CA 94111		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: (415) 362-4022 Fax: (415) 362-6178		5,759
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		23,429.23

Address where Securities should be sent (if different from above):

Address:	Same as above

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

ICAgen Chase Partners (Alta Bio), LLC
By:	Alta/Chase BioPharma Management, LLC
(print full legal name of Purchaser)

By:	/s/ Alix Marduel
(signature of authorized representative)
Name:	Alix Marduel
Title:	Managing Director

Address: One Embarcadero Center		NUMBER OF SHARES SUBSCRIBED FOR:
37th Floor		249,330
San Francisco, CA 94111		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: (415) 362-4022 Fax: (415) 362-6178		87,265
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		354,983.59

Address where Securities should be sent (if different from above):

Address:	Same as above

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PharmaBio Development Inc. d/b/a NovaQuest
(print full legal name of Purchaser)

By:	/s/ John Bradley
(signature of authorized representative)
Name:	John Bradley
Title:	Senior Vice President

Address: 4709 Creekstone Drive		NUMBER OF SHARES SUBSCRIBED FOR:
Durham, NC 27703		702,370
Telephone: (919) 998-2000		NUMBER OF WARRANTS SUBSCRIBED FOR:
Email:		245,829
Tax I.D. or SSN:		AGGREGATE PURCHASE PRICE:
$999,999.29

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Venrock Associates
(print full legal name of Purchaser)

By:	/s/ Anthony B. Evnin
	(signature of authorized representative)
Name:	Anthony B. Evnin
Title:	General Partner

Address: Venrock Associates		NUMBER OF SHARES SUBSCRIBED FOR:
30 Rockefeller Plaza, Room 5508		431,957
New York, NY 10112		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 212-649-5791		151,184
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		$614,998.78

Address where Securities should be sent (if different from above):

Address:	Same as above

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Venrock Associates II, L.P.
(print full legal name of Purchaser)

By:	/s/ Anthony B. Evnin
	(signature of authorized representative)
Name:	Anthony B. Evnin
Title:	General Partner

Address: Venrock Associates II, L.P.		NUMBER OF SHARES SUBSCRIBED FOR:
30 Rockefeller Plaza, Room 5508		621,597
New York, NY 10112		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 212-649-5791		217,558
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		$884,998.73

Address where Securities should be sent (if different from above):

Address:	Same as above

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Walker Smith International Fund, Ltd.
(print full legal name of Purchaser)

By:	WS Capital Management, L.P.,
as agent and attorney-in-fact

By:	WS Capital, L.L.C., General Partner

By:	/s/ G. Stacy Smith
(signature of authorized representative)
Name:	G. Stacy Smith
Title:	Member

Address: Walker Smith International Fund, Ltd		NUMBER OF SHARES SUBSCRIBED FOR:
300 Crescent Court, Suite 1111		646,602.00
Dallas, TX 75201		NUMBER OF WARRANTS SUBSCRIBED FOR:
Attn: Joe Worsham		226,310.00
Telephone: 214-756-6073 Fax: 214-756-6079		AGGREGATE PURCHASE PRICE:
Email:		$920,599.66
Tax I.D. or SSN: n/a – offshore entity

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Walker Smith Capital (QP), L.P.
(print full legal name of Purchaser)

By:	WS Capital Management, L.P.,
General Partner

By:	WS Capital, L.L.C., General Partner

By:	/s/ G. Stacy Smith
(signature of authorized representative)
Name:	G. Stacy Smith
Title:	Member

Address: Walker Smith Capital (QP), L.P.		NUMBER OF SHARES SUBSCRIBED FOR:
300 Crescent Court, Suite 1111		446,286.00
Dallas, TX 75201		NUMBER OF WARRANTS SUBSCRIBED FOR:
Attn: Joe Worsham		156,200.00
Telephone: 214-756-6073 Fax: 214-756-6079		AGGREGATE PURCHASE PRICE:
Email:		$635,399.69
Tax I.D. or SSN:

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Walker Smith Capital, L.P.
(print full legal name of Purchaser)

By:	WS Capital Management, L.P.,
General Partner

By:	WS Capital, L.L.C., General Partner

By:	/s/ G. Stacy Smith
(signature of authorized representative)
Name:	G. Stacy Smith
Title:	Member

Address: Walker Smith Capital, L.P.		NUMBER OF SHARES SUBSCRIBED FOR:
300 Crescent Court, Suite 1111		68,200.00
Dallas, TX 75201		NUMBER OF WARRANTS SUBSCRIBED FOR:
Attn: Joe Worsham		23,870.00
Telephone: 214-756-6073 Fax: 214-756-6079		AGGREGATE PURCHASE PRICE:
Email:		$97,099.75
Tax I.D. or SSN:

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

HHMI Investments, L.P.
(print full legal name of Purchaser)

By:	WS Capital Management, L.P.,
Investment Manager

By:	WS Capital, L.L.C., General Partner

By:	/s/ G. Stacy Smith
(signature of authorized representative)
Name:	G. Stacy Smith
Title:	Member

Address: HHMI Investments, L.P.		NUMBER OF SHARES SUBSCRIBED FOR:
c/o WS Capital Management, L.P.		243,652.00
300 Crescent Court, Suite 1111		NUMBER OF WARRANTS SUBSCRIBED FOR:
Dallas, TX 75201		85,278.00
Attn: Joe Worsham		AGGREGATE PURCHASE PRICE:
Telephone: 214-756-6073 Fax: 214-756-6079		$346,899.54
Email:
Tax I.D. or SSN:

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

WS Opportunity Fund International, Ltd.
(print full legal name of Purchaser)

By:	WS Ventures Management, L.P.,
as agent and attorney-in-fact

By:	WSV Management, L.L.C., General Partner

By:	/s/ Patrick Walker
(signature of authorized representative)
Name:	Patrick Walker
Title:	Member

Address: WS Opportunity Fund International, Ltd.		NUMBER OF SHARES SUBSCRIBED FOR:
300 Crescent Court, Suite 880		627,216.00
Dallas, TX 75201		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 214-756-6056 Fax: 214-756-6053		219,525.00
Attn: Patrick Walker		AGGREGATE PURCHASE PRICE:
Email:		$892,998.78
Tax I.D. or SSN: n/a – offshore entity

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

WS Opportunity Fund (QP), L.P.
(print full legal name of Purchaser)

By:	WS Ventures Management, L.P.,
General Partner

By:	WSV Management, L.L.C., General Partner

By:	/s/ Patrick P. Walker
(signature of authorized representative)
Name:	Patrick P. Walker
Title:	Member

Address: WS Opportunity Fund (QP), L.P.		NUMBER OF SHARES SUBSCRIBED FOR:
300 Crescent Court, Suite 1111		378,788.00
Dallas, TX 75201		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 214-756-6073 Fax: 214-756-6079		132,575.00
Attn: Joe Worsham		AGGREGATE PURCHASE PRICE:
Email:		$539,299.42
Tax I.D. or SSN:

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

WS Opportunity Fund, L.P.
(print full legal name of Purchaser)

By:	WS Ventures Management, L.P.,
as agent and attorney-in-fact

By:	WSV Management, L.L.C., General Partner

By:	/s/ Patrick P. Walker
(signature of authorized representative)
Name:	Patrick P. Walker
Title:	Member

Address: WS Opportunity Fund, L.P.		NUMBER OF SHARES SUBSCRIBED FOR:
300 Crescent Court, Suite 1111		398,735.00
Dallas, TX 75201		NUMBER OF SHARES SUBSCRIBED FOR:
Telephone: 214-756-6073 Fax: 214-756-6079		139,557.00
Attn: Joe Worsham		AGGREGATE PURCHASE PRICE:
Email:		$567,698.96
Tax I.D. or SSN:

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

SRB Greenway Capital, L.P.
(print full legal name of Purchaser)

By:	SRB Management, L.P., General Partner

By:	BC Advisors, L.L.C., General Partner

By:	/s/ Steven R. Becker
(signature of authorized representative)
Name:	Steven R. Becker
Title:	Member

Address: SRB Greenway Capital, L.P.		NUMBER OF SHARES SUBSCRIBED FOR:
300 Crescent Court, Suite 1111		215,838.00
Dallas, TX 75201		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 214-756-6073 Fax: 214-756-6079		75,543.00
Attn: Joe Worsham		AGGREGATE PURCHASE PRICE:
Email:		$307,299.35
Tax I.D. or SSN:

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

SRB Greenway Capital (QP), L.P.
(print full legal name of Purchaser)

By:	SRB Management, L.P., General Partner

By:	BC Advisors, L.L.C., General Partner

By:	/s/ Steven R. Becker
(signature of authorized representative)
Name:	Steven R. Becker
Title:	Member

Address: SRB Greenway Capital (QP), L.P.		NUMBER OF SHARES SUBSCRIBED FOR:
300 Crescent Court, Suite 1111		1,811,975.00
Dallas, TX 75201		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 214-756-6073 Fax: 214-756-6079		634,191.00
Attn: Joe Worsham		AGGREGATE PURCHASE PRICE:
Email:		$2,579,799.41
Tax I.D. or SSN:

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

SRB Greenway Offshore Operating Fund, L.P.
(print full legal name of Purchaser)

By:	SRB Management, L.P., General Partner

By:	BC Advisors, LLC., General Partner

By:	/s/ Steve Becker
(signature of authorized representative)
Name:	Steve Becker
Title:	Member

Address: SRB Greenway Offshore Operating		NUMBER OF SHARES SUBSCRIBED FOR:
Fund, L.P.		79,297.00
300 Crescent Court, Suite 1111		NUMBER OF WARRANTS SUBSCRIBED FOR:
Dallas, TX 75201		27,753.00
Telephone: 214-756-6073 Fax: 214-756-6079		AGGREGATE PURCHASE PRICE:
Attn: Joe Worsham		$112,899.10
Email:
Tax I.D. or SSN: n/a – offshore entity

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Steven R. Becker
(print full legal name of Purchaser)

By:	/s/ Steven R. Becker
(signature of authorized representative)
Name:	Steven R. Becker
Title:	Individual

Address: 300 Crescent Court, Suite 1111		NUMBER OF SHARES SUBSCRIBED FOR:
Dallas, TX 75201		140,474.00
Telephone: 214-756-6051		NUMBER OF WARRANTS SUBSCRIBED FOR:
Email:		49,165.00
Tax I.D. or SSN:		AGGREGATE PURCHASE PRICE:
$199,999.86

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Trenton Capital (QP), Ltd.
(print full legal name of Purchaser)

By:	/s/ Tyler F. Burke
(signature of authorized representative)
Name:	Tyler F. Burke
Title:	President of General Partner

Address: 5956 Sherry Lane		NUMBER OF SHARES SUBSCRIBED FOR:
Suite 1810		825,039
Dallas, TX 75225		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 214-691-1734		288,763 Warrant Shares
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		$1,174,649.28

Address where Securities should be sent (if different from above):

Address:	Banc of America Securities
Attn: Brett Speer
901 Main Street, Suite 6616
Dallas, TX 75202

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party: N/A

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Trenton Capital, Ltd.
(print full legal name of Purchaser)

By:	/s/ Tyler F. Burke
(signature of authorized representative)
Name:	Tyler F. Burke
Title:	President of General Partner

Address: 5956 Sherry Lane
Suite 1810
Dallas, TX 75225
Telephone: 214-691-1734
Email:
Tax I.D. or SSN:

Address where Securities should be sent (if different from above):		NUMBER OF SHARES SUBSCRIBED FOR: 88,042
Address: Banc of America Securities		NUMBER OF WARRANTS SUBSCRIBED FOR:
Attn: Brett Speer		30,814 Warrant Shares
901 Main Street, Suite 6616		AGGREGATE PURCHASE PRICE:
Dallas, TX 75202		$125,349.80

Address where Securities should be sent (if different from above):

Address:	Banc of America Securities
Attn: Brett Speer
901 Main Street, Suite 6616
Dallas, TX 75202

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party: N/A

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Global Undervalued Securities Master Fund, L.P.
(print full legal name of Purchaser)

By:	/s/ James K. Phillips
	(signature of authorized representative)
Name:	James K. Phillips
Title:	Director of General Partner

Address: c/o Kleinheinz Capital Partners		NUMBER OF SHARES SUBSCRIBED FOR:
201 Main Street, Suite 2001		703,000
Fort Worth, TX 76102		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 817-348-8100		246,050
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		1,000,896.25

Address where Securities should be sent (if different from above):

Address:	Same

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Paragon Associates Joint Venture
(print full legal name of Purchaser)

By:	/s/ Bradbury Dyer III
(signature of authorized representative)
Name:	Bradbury Dyer III
Title:	Managing Agent

Address: 500 Crescent Court, Suite 260		NUMBER OF SHARES SUBSCRIBED FOR:
Dallas, Texas 75201		140,000
Telephone: 214-871-3700		NUMBER OF WARRANTS SUBSCRIBED FOR:
Email:		49,000
Tax I.D. or SSN:		AGGREGATE PURCHASE PRICE:
199,325

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Kabuki Partners ADP, G.P.
(print full legal name of Purchaser)

By:	/s/ Greg Manocherian
(signature of authorized representative)
Name:	Greg Manocherian
Title:	Partner

Address: 46 Westchester Avenue		NUMBER OF SHARES SUBSCRIBED FOR:
Pound Ridge, NY 10576		140,474
Telephone: 914-764-1000		NUMBER OF WARRANTS SUBSCRIBED FOR:
Email:		49,165
Tax I.D. or SSN:		AGGREGATE PURCHASE PRICE:
199,999.86

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Donald G. Drapkin
(print full legal name of Purchaser)

By:	/s/ Donald G. Drapkin
(signature of authorized representative)
Name:	Donald G. Drapkin
Title:

Address: c/o 35 East 62 Street		NUMBER OF SHARES SUBSCRIBED FOR:
New York, NY 10021		351,185
Telephone: 212/572-8440		NUMBER OF WARRANTS SUBSCRIBED FOR:
Email:		122,914
Tax I.D. or SSN:		AGGREGATE PURCHASE PRICE:
$499,999.64

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Matthew A. Drapkin
(print full legal name of Purchaser)

By:	/s/ Matthew A. Drapkin
(signature of authorized representative)
Name:	Matthew A. Drapkin
Title:

Address: c/o 35 East 62 Street		NUMBER OF SHARES SUBSCRIBED FOR:
New York, NY 10021		70,237
Telephone: 212/572-8616		NUMBER OF WARRANTS SUBSCRIBED FOR:
Email:		24,582
Tax I.D. or SSN:		AGGREGATE PURCHASE PRICE:
$99,999.93

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

C.E. Unterberg Towbin Capital Partners I, L.P.
(print full legal name of Purchaser)

By:	/s/ Andrew Arno
	(signature of authorized representative)
Name:	Andrew Arno
Title:	Managing Member of the G.P.

Address: c/o C.E. Unterberg Towbin		NUMBER OF SHARES SUBSCRIBED FOR:
350 Madison Avenue		175,592
New York, NY 10017		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 212 389 8055		61,457
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		$249,999.11

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

C.E. Unterberg Towbin 401K Pft Sharing Plan FBO Robert Matluck
(print full legal name of Purchaser)

By:	/s/ David M. Barrett
	(signature of authorized representative)
Name:	David M. Barrett
Title:	Trustee

Address: c/o C.E. Unterberg Towbin		NUMBER OF SHARES SUBSCRIBED FOR:
350 Madison Avenue		17,559
New York, NY 10017		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 212 389 8184		6145
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		$24,999.63

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

C.E. Unterberg Towbin 401K Pft Sharing Plan FBO Andrew Arno
(print full legal name of Purchaser)

By:	/s/ David M. Barrett
	(signature of authorized representative)
Name:	David M. Barrett
Title:	Trustee

Address: c/o C.E. Unterberg Towbin		NUMBER OF SHARES SUBSCRIBED FOR:
350 Madison Avenue		17,559
New York, NY 10017		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 212 389 8055		6145
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		$24,999.63

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

QVT Fund LP, by its general partner
QVT Associates GP LLC
(print full legal name of Purchaser)

By:	/s/ Tracy Fu
(signature of authorized representative)
Name:	Tracy Fu
Title:	Managing Member

By:	/s/ Dan Gold	NUMBER OF SHARES SUBSCRIBED FOR:
	(signature of authorized representative)	1,580,333
Name:	Dan Gold	NUMBER OF WARRANTS SUBSCRIBED FOR:
Title:	Managing Member	553,116
AGGREGATE PURCHASE PRICE:
$2,249,999.11

Registered Address: c/o Walkers SPV,
Walker House, Mary Street,
George Town KY 1-9002,
Grand Cayman, Cayman Islands
Telephone: 212-705-8800
Email:
Tax I.D. or SSN:

Notice Address: c/o QVT Associates GP LLC
1177 Avenue of the Americas, 9th Floor
New York, NY 10036

Address where Securities should be sent (if different from above):

Address: Ms. Angela M. Lescailli
Deutsche Bank
60 Wall Street, 14th Floor
New York, NY 10005
Telephone: (212) 250-1079

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Elliot Bossen
(print full legal name of Purchaser)

By:	/s/ Elliot Bossen
	(signature of authorized representative)
Name:	Elliot Bossen
Title:

Address: 1414 Raleigh Road		NUMBER OF SHARES SUBSCRIBED FOR:
Suite 250		700,000
Chapel Hill, NC 27517		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: (919) 969-9300		245,000
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		$996,625

Address where Securities should be sent (if different from above):

Address: Mary A. Pemberton
Private Investment Mgmt
Lehman Brothers Inc.
3414 Peachtree Road NE, Suite 200
Atlanta, GA 30326

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Gutrafin Limited
(print full legal name of Purchaser)

By:	/s/ F. C. Lang
	(signature of authorized representative)
Name:	F.C. Lang
Title:	Auth. Signatory

Address: c/o Dr. Graziano Pedroja		NUMBER OF SHARES SUBSCRIBED FOR:
Erliweg 31, P.O. Box 21,		351185
5106 Veltheim, Switzerland		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: +41 41 726 42 42		122914
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		$499,999.64

Address where Securities should be sent (if different from above):

Address: Merrill Lynch, 125 High Street, 19th
Floor, Boston, MA 02110, Att: Mr. Jory
Berkwits, 1st Vice President
Tel: 617-946-4249; Fax: 617-946-4376
Mrs. Maisie Mulcahy, Client Associate
Tel: 617-946-4250; Fax: 617-946-4376

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Selectra Investment and Management II, Inc.
(print full legal name of Purchaser)

By:	/s/ Francis C. Lang
(signature of authorized representative)
Name:	Francis C. Lang
Title:	Chairman and CEO

	Address: Selectra Investment and Management	NUMBER OF SHARES SUBSCRIBED FOR:
	II Inc., c/o Dr. Graziano Pedroja, Erliweg 31,	412 391
	P.O. Box 21, 5106 Veltheim, Switzerland with a copy to Dynavest AG, Felix Gaehwiler,	NUMBER OF WARRANTS SUBSCRIBED FOR: 144 336
	Wiesenstrasse 7, P.O. Box 1828, 8032 Zuerich,	AGGREGATE PURCHASE PRICE:
	Switzerland	587,141.69
Telephone: +41 43 488 60 00 (Felix Gaehwiler)
Email:
Tax I.D. or SSN:

Address where Securities should be sent (if different from above):

Address: Merrill Lynch, 125 High Street, 19th
Floor, Boston, MA 02110, Att: Mr. Jory
Berkwits, 1st Vice President
Tel: 617-946-4249; Fax: 617-946-4376
Mrs. Maisie Mulcahy, Client Associate
Tel: 617-946-4250; Fax: 617-946-4376

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Goldman, Sachs & Co., on behalf of its
Franchise Risk Management Group within the
Equities Division
(print full legal name of Purchaser)

By:	/s/ Timothy J. O’Reilly
(signature of authorized representative)
Name:	Timothy J. O’Reilly
Title:	Managing Director

Address: 1 New York Plaza		NUMBER OF SHARES SUBSCRIBED FOR:
New York, NY 10004		1,615,452
Telephone: (212) 357-1982		NUMBER OF WARRANTS SUBSCRIBED FOR:
Email:		565,408
Tax I.D. or SSN:		AGGREGATE PURCHASE PRICE:
$2,299,999.79

With a copy to:

Schulte Roth & Zabel
919 Third Avenue
New York, NY 10022
Attn: Brett Director, Esq.

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

V2M Life Sciences Fund, LP
(print full legal name of Purchaser)

By:	/s/ Dennis C. McCoy, MD
(signature of authorized representative)
Name:	Dennis C. McCoy, MD
Title:	Founding Partner

Address: 121 Mount Vernon Street		NUMBER OF SHARES SUBSCRIBED FOR:
Boston, MA 02108		200,000
Telephone: 617-742-9600		NUMBER OF WARRANTS SUBSCRIBED FOR:
Email:		70,000
Tax I.D. or SSN:		AGGREGATE PURCHASE PRICE:
1.42375 x 200,000 sh = $284,750

Address where Securities should be sent (if different from above):

Address: Mr. Ed Baulch
Bank of America
9 West 57th Street, 17th Floor
New York, NY 10019

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Lord Baltimore Venture Capital Partners II, LLC
(print full legal name of Purchaser)

By:	/s/ Scott K. Giese
	(signature of authorized representative)
Name:	Scott K. Giese
Title:	Vice President of Lord Baltimore Capital
	Corp - Manager

Address: 6225 Smith Ave. – B100		NUMBER OF SHARES SUBSCRIBED FOR:
Baltimore, MD 21209		350,000
Attn: Russell W. Bell		NUMBER OF WARRANTS SUBSCRIBED FOR:
Telephone: 410-415-7627		122,500
Email:		AGGREGATE PURCHASE PRICE:
Tax I.D. or SSN:		$498,312.50

Address where Securities should be sent (if different from above):

Address:

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

N/A
Name of NASD Member

By:
Name:
Title:

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Prothro Family Limited Partnership, Ltd.
(print full legal name of Purchaser)

By:	/s/ J.H. Cullum Clark
(signature of authorized representative)
Name:	J.H. Cullum Clark
Title:	Managing General Partner

Address: 2626 Cole Ave., Suite 400		NUMBER OF SHARES SUBSCRIBED FOR:
Dallas, TX 75204		70,237
Telephone: 214-540-4801		NUMBER OF WARRANTS SUBSCRIBED FOR:
Email:		24,582
Tax I.D. or SSN:		AGGREGATE PURCHASE PRICE:
$99,999.93

Address where Securities should be sent (if different from above):

Address: c/o Lehman Brothers
200 Crescent Court, Suite 400
Dallas, TX 75201
Attn: Cody Barrick, ph 214-720-9478

If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

EXHIBIT A

Schedule of Purchasers

Purchaser	Number of		Aggregate Purchase Price
	Shares	Warrant Shares
Al-Midani Investment Company	100,000	35,000	142,375.00
Alta BioPharma Partners, L.P.	436,582	152,803	621,583.62
Alta Embarcadero BioPharma Partners, LLC	16,456	5,759	23,429.23
ICAgen Chase Partners (Alta Bio), LLC	249,330	87,265	354,983.59
PharmaBio Development Inc. d/b/a NovaQuest	702,370	245,829	999,999.29
Venrock Associates	431,957	151,184	614,998.78
Venrock Associates II, L.P.	621,597	217,558	884,998.73
Walker Smith International Fund, Ltd.	646,602	226,310	920,599.60
Walker Smith Capital (QP), L.P.	446,286	156,200	635,399.69
Walker Smith Capital, L.P.	68,200	23,870	97,099.75
HHMI Investments, L.P.	243,652	85,278	346,899.54
WS Opportunity Fund International, Ltd.	627,216	219,525	892,998.78
WS Opportunity Fund (QP), L.P.	378,788	132,575	539,299.42
WS Opportunity Fund, L.P.	398,735	139,557	567,698.96
SRB Greenway Capital, L.P.	215,838	75,543	307,299.35
SRB Greenway Capital (QP), L.P.	1,811,975	634,191	2,579,799.41
SRB Greenway Offshore Operating Fund, L.P.	79,297	27,753	112,899.10
Steven R. Becker	140,474	49,165	199,999.86
Trenton Capital (QP), Ltd.	825,039	288,763	1,174,649.28
Trenton Capital, Ltd.	88,042	30,814	125,349.80
Global Undervalued Securities Master Fund, L.P.	703,000	246,050	1,000,896.25
Paragon Associates Joint Venture	140,000	49,000	199,325.00
Kabuki Partners ADP, G.P.	140,474	49,165	199,999.86
Donald G. Drapkin	351,185	122,914	499,999.64
Matthew A. Drapkin	70,237	24,582	99,999.93

Schedule of Purchasers (cont’d)

Purchaser	Number of		Aggregate Purchase Price
	Shares	Warrant Shares
C.E. Unterberg Towbin Capital Partners I, L.P.	175,592	61,457	249,999.11
C.E. Unterberg Towbin 401K Pft Sharing Plan FBO Robert Matluck	17,559	6,145	24,999.63
C.E. Unterberg Towbin 401K Pft Sharing Plan FBO Andrew Arno	17,559	6,145	24,999.63
QVT Fund LP	1,580,333	553,116	2,249,999.11
Elliot Bossen	700,000	245,000	996,625.00
Gutrafin Limited	351,185	122,914	499,999.64
Selectra Investment & Management II, Inc.	412,391	144,336	587,141.69
Goldman, Sachs & Co.	1,615,452	565,408	2,299,999.79
V2M Life Sciences Fund, LP	200,000	70,000	284,750.00
Lord Baltimore Venture Capital Partners II, LLC	350,000	122,500	498,312.50
Prothro Family Limited Partnership, Ltd.	70,237	24,582	99,999.93
TOTALS	15,423,640	5,398,256	$21,959,407.49

A-2

EXHIBIT B

Form of Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 6 OF THIS WARRANT AND IN ARTICLE III OF A CERTAIN SECURITIES PURCHASE AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN PURCHASERS OF THE COMPANY’S SECURITIES, INCLUDING THE HOLDER OF THIS WARRANT.

Warrant No.	Number of Shares: (subject to adjustment)

Date of Issuance: , 2007 Original Issue Date (as defined in subsection 2(a)): , 2007

Icagen, Inc.

Common Stock Purchase Warrant

(Void after             , 2012)

Icagen, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that                                 , or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company shares of Common Stock, $0.001 par value per share, of the Company (“Common Stock”), at a purchase price of $1.45 per share, at any time or from time to time on or after the date of issuance and on or before the earlier of (i) 5:00 p.m. (Boston time) on             , 2012 and (ii) ten business days after notice from the Company, in accordance with Section 10 of this Warrant, provided that such notice may only be given by the Company if (A) the closing price of the Common Stock on the Nasdaq Global Market or the Nasdaq Capital Market, as applicable (or, if the Common Stock is not traded on the Nasdaq Global Market or the Nasdaq Capital Market, the closing bid price of the Common Stock in the over-the-counter market), for a period of 30 consecutive trading days at any time after the date of this Warrant, is greater than $3.00 per share and (B) the Registration Statement contemplated by Article VI (“Article VI”) of the Purchase Agreement (as defined below) is available for the sale of the Warrant Shares (as defined below), the Warrant Shares can be sold pursuant to Rule 144(k) of the Securities Act of 1933, as amended (the “Act”), or any time after the third anniversary of the Original Issue Date. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively. This Warrant is one of a series of Warrants being issued pursuant to the terms of the Securities Purchase Agreement, dated January 26, 2007 (such warrants, the “PIPE Warrants”), by and among the Company and the original Registered Holder of this Warrant and the other parties named therein (the “Purchase Agreement”).

1. Exercise.

(a) Exercise for Cash. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

(b) Cashless Exercise.

(i) The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 1(b), the number of Warrant Shares issued to the Registered Holder shall be determined according to the following formula:

X = Y(A-B)

                      A

Where: X =	the number of Warrant Shares that shall be issued to the Registered Holder;

Y =	the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Registered Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price);

A =	the Fair Market Value (as defined below) of one share of Common Stock; and

B =	the Purchase Price then in effect.

(ii) The Fair Market Value per share of Common Stock shall be determined as follows:

(1) If the Common Stock is listed on the Nasdaq Global Market, the Nasdaq Capital Market or another national securities exchange, as of the Exercise Date (as defined below), the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if the Common Stock is so listed as of the Exercise Date, but no such price is reported on such date, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (3) below);

(2) If the Common Stock is traded over-the-counter, but not on the Nasdaq Global Market, the Nasdaq Capital Market or another national securities exchange, the Fair Market Value per share of Common Stock shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the Exercise Date; and

(3) If the Common Stock is not listed on the Nasdaq Global Market, the Nasdaq Capital Market or another national securities exchange, and is not traded over-the-counter as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than ten days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

(c) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) or 1(b) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(d) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within five business days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 1(b), shall include both the number of Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

2. Adjustments.

(a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (either such date being referred to as the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

(e) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)) (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant. The terms of any agreement pursuant to which a Reorganization is effected shall include terms requiring any successor or surviving entity to comply with the provisions hereof.

(f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall,

as promptly as reasonably practicable but in any event not later than ten days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than ten days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b)(ii) above.

4. Company Covenants. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, when issued and paid for pursuant to the provisions of this Warrant, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that it will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

5. Investment Representations, Warranties and Covenants. The initial Registered Holder represents and warrants to the Company as follows:

(a) Securities Act Compliance. The Registered Holder is acquiring the Warrant, and (if and when it exercises this Warrant) it will acquire the Warrant Shares, in the ordinary course of its business and for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof and has no intention of selling or distributing any of such Warrants (including the Warrant Shares) or any arrangement or understanding with any other persons regarding the sale or distribution of such Warrants (including the Warrant Shares) except in accordance with Article VI. Nothing contained in this Warrant shall be deemed a representation or warranty by such Registered Holder to hold the Warrant or any Warrant Shares for any period of time. The Registered Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant or any Warrant Shares, except in compliance with the Act, applicable foreign and state securities laws and the respective rules and regulations promulgated thereunder. The Registered Holder covenants with the Company not to make any sale of the Warrant and the Warrant Shares without (i) complying with the provisions of the Agreement, including Article VI, and (ii) satisfying the requirements of the Act and the rules and regulations promulgated thereunder.

(b) Accredited Investor; Experience. The Registered Holder (i) is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Act, (ii) has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of investments in securities issued by the Company and investments in comparable companies, (iii) can bear the economic risk of a total loss of its investment in such securities and (iv) has requested, received, reviewed and considered all information it deemed relevant in making an informed decision with respect to such securities.

6. Transfers, etc.

(a) This Warrant and the Warrant Shares shall not be sold or transferred except pursuant to (i) the Registration Statement contemplated by Article VI if effective at the time of such transfer or (ii) Rule 144(k) of the Act or any successor rule provided that the Registered Holder is not and has not been within three months prior to such date, an “affiliate” of the Company, as such term is defined in Rule 144 of the Act. With respect to transfers that are not made pursuant to a Registration Statement (or Rule 144 of the Act but are otherwise made in accordance with all applicable laws and the terms of this Warrant and the Purchase Agreement), the rights and obligations of a Registered Holder hereunder shall be automatically assigned by such Registered Holder to any transferee of at least 250,000 (or all of such Registered Holder’s holdings, if less) shares (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the issuance date) of the Registered Holder’s securities (including the Warrant Shares) who is a Permitted Transferee (as defined below); provided, however, that (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Warrants and/or Warrant Shares, as applicable, to be transferred; and (ii) such transferee agrees in writing to be bound by the terms of this Warrant and the Purchase Agreement as if such transferee were the Registered Holder. For purposes of this Agreement, a “Permitted Transferee” shall mean any person who (a) is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Act and (b) receives the Warrants and any Warrant Shares in a transaction which is in compliance with federal and applicable state securities law. Upon any transfer permitted by this Section 6, the Company shall be obligated to such transferee to perform all of its covenants under this Warrant as if such transferee was the Registered Holder.

(b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

The foregoing legend shall be removed from the certificates representing any Warrant Shares as permitted by the Purchase Agreement.

(c) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(d) Subject to the provisions of Section 6 hereof and the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

7. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

8. Notices of Record Date, etc. In the event:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least ten days prior to the record date or effective date for the event specified in such notice.

9. Exchange or Replacement of Warrants.

(a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 6 hereof and Article III of the Purchase Agreement, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered (i) two business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

12. Amendment or Waiver. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of the PIPE Warrants representing at least 60% of the number of shares of Common Stock then subject to the outstanding PIPE Warrants.

Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Registered Holder only in a manner which applies to all PIPE Warrants in the same fashion and (b) the number of Warrant Shares subject to this Warrant and the Purchase Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Registered Holder (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Purchase Price). The Company shall give prompt written notice to the Registered Holder of any amendment hereof or waiver hereunder that was effected without the Registered Holder’s written consent. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

13. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

14. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

15. Submission to Jurisdiction. Each of the parties to this Warrant (a) consents to submit itself to the personal jurisdiction of any state or federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Warrant or any of the transactions contemplated by this Warrant, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) agrees not to bring any action or proceeding arising out of or relating to this Warrant or any of the transactions contemplated by this Warrant in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10. Nothing in this Section 15, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

16. WAIVER OF JURY TRIAL. EACH OF THE REGISTERED HOLDER AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE REGISTERED HOLDER OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS WARRANT.

17. Facsimile Signatures. This Warrant may be executed by facsimile signature.

18. Exercise Limitations. In no event shall a Registered Holder be permitted to exercise this Warrant, or part hereof, if, upon such exercise, the number of shares of Common Stock beneficially owned by the Registered Holder (other than shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 18), would exceed 19.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this Section 18 applies, the submission of an Exercise Notice by the Registered Holder shall be deemed to be the Registered Holder’s representation that this Warrant is exercisable pursuant to the terms hereof and the Company shall be entitled to rely on such representation without making any further inquiry as to whether this Section 18 applies. Nothing contained herein shall be deemed to restrict the right of a Registered Holder to exercise this Warrant, or part thereof, at such time as such exercise will not violate the provisions of this Section 18. This Section 18 may not be amended unless such amendment is approved by the holders of a majority of the Common Stock then outstanding.

[Additional provision to be included in Goldman Sachs Warrant only:

The Company shall not effect the exercise of this Warrant, and Goldman Sachs shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, Goldman Sachs (together with its affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by Goldman Sachs and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by Goldman Sachs and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by Goldman Sachs and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. For purposes hereof, in determining the number of outstanding shares of Common Stock, Goldman Sachs may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-KSB, Form 10-Q, Form 10-QSB, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of Goldman Sachs, the Company shall within one business day confirm orally and in writing to Goldman Sachs the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the PIPE Warrants, by Goldman Sachs and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, Goldman Sachs may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to Goldman Sachs and not to any other Registered Holder of PIPE Warrants.]

EXECUTED as of the Date of Issuance indicated above.

ICAGEN, INC.

By:
Name:	P. Kay Wagoner
Title:	President and Chief Executive Officer

ATTEST:

EXHIBIT I

PURCHASE FORM

To:	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.             ), hereby elects to purchase (check applicable box):

☐	shares of the Common Stock of Icagen, Inc. covered by such Warrant; or

☐	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

☐	$ in lawful money of the United States; and/or

☐	the cancellation of such portion of the attached Warrant as is exercisable for a total of Warrant Shares (using a Fair Market Value of $ per share for purposes of this calculation) ; and/or

☐	the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

Signature:
Address:

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                      hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.             ) with respect to the number of shares of Common Stock of Icagen, Inc. covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:	Signature:
Signature Guaranteed:
By:

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

EXHIBIT C

SEC Documents

The Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2006

The Company’s Definitive Proxy Statement filed with the SEC on April 27, 2006

The Company’s Current Report on Form 8-K filed with the SEC on May 9, 2006

The Company’s Quarterly Report on Form 10-Q filed with the SEC on May 11, 2006

The Company’s Current Report on Form 8-K filed with the SEC on May 30, 2006

The Company’s Current Report on Form 8-K filed with the SEC on August 4, 2006

The Company’s Current Report on Form 8-K filed with the SEC on August 7, 2006, as amended

The Company’s Current Report on Form 8-K filed with the SEC on August 10, 2006

The Company’s Quarterly Report on Form 10-Q filed with the SEC on August 11, 2006

The Company’s Current Report on Form 8-K filed with the SEC on October 3, 2006

The Company’s Current Report on Form 8-K filed with the SEC on October 30, 2006, as amended

The Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2006

The Company’s Current Report on Form 8-K filed with the SEC on December 14, 2006

The Company’s Current Report on Form 8-K filed with the SEC on January 19, 2007

EXHIBIT D

Registration Questionnaire

The undersigned beneficial owner of shares of common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase Common Stock (the “Warrants”) of Icagen, Inc. (the “Company”) purchased pursuant to the Securities Purchase Agreement, dated January 26, 2007 (the “Securities Purchase Agreement”), among the Company and the Purchasers, as defined therein (such Shares and Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”, together the “Registrable Securities”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Securities Purchase Agreement. A copy of the Securities Purchase Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement. Pursuant to Section 3.6 of the Securities Purchase Agreement, the undersigned hereby provides the following information to the Company for use in connection with the preparation of the Registration Statement contemplated by Section 6.1 of the Securities Purchase Agreement and represents and warrants that such information is true, complete and accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder.

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Persons (which means natural persons who directly or indirectly alone or with others have power to vote or dispose of the securities covered by the questionnaire):

(d)	Social Security Number or Taxpayer Identification Number of Registered Holder (or if different, the Selling Securityholder):

2.	Address for Notices to Selling Securityholder.

Address:_________________________________________________________________________________________________________
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________
Telephone:_________________________________________________________________________________________________________
Fax:_________________________________________________________________________________________________________
Email:_________________________________________________________________________________________________________
Contact Person:_________________________________________________________________________________________________________

3.	Beneficial Ownership of Registrable Securities.

(a)	Type and Number of Registrable Securities beneficially owned:

4.	Broker-Dealer Status.

(a)	Are you a broker-dealer?

Yes  ☐    No  ☐

Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer? (For purposes of this Registration Questionnaire, an “affiliate” of, or person “affiliated” with, a specific person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.)

Yes  ☐    No  ☐

(c)	If you are an affiliate of a broker-dealer, identify the registered broker-dealer and describe the nature of the affiliation.

2

(d)	Do you certify that you acquired the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐    No  ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.	Relationships with the Company.

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution.

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities in accordance with the “Plan of Distribution” set forth in Exhibit F to the Securities Purchase Agreement.

State any exceptions here:

3

Pursuant to Section 3.6 of the Securities Purchase Agreement, the undersigned agrees that, upon the Company’s reasonable written request, it will promptly notify the Company of any changes in the information contained herein or other information as the Company may reasonably request in connection with any registration referred to in Article VI of the Purchase Agreement.

Pursuant to Sections 3.5 and 6.3 of the Securities Purchase Agreement, the undersigned acknowledges that the Company may, by written notice to the undersigned, require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Securities Purchase Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Registration Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

	By:	___________________________________
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED REGISTRATION

QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Stacy D. Krause

WilmerHale

60 State Street

Boston, MA 02108

Tel: 617-526-6683

Fax: 617-526-5000

Email: stacy.krause@wilmerhale.com

4

EXHIBIT E

Form of Opinion of Counsel

            , 2007

To The Purchasers named

on Schedule A attached hereto

Re:	Icagen, Inc.

Ladies and Gentlemen:

This opinion is being furnished to each of the Purchasers named on Schedule A hereto (collectively, the “Purchasers” and individually, a “Purchaser”), pursuant to Section 5.2(d) of the Securities Purchase Agreement dated as of January 26, 2007 (the “Agreement”), among Icagen, Inc., a Delaware corporation (the “Company”), and the Purchasers. Pursuant to the Agreement, the Company has agreed to issue to the Purchasers an aggregate of [            ] shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase [            ] shares of Common Stock (the “Warrants” and, together with the Shares, the “Securities”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

We have acted as counsel to the Company in connection with the preparation, execution and delivery of the Agreement. As such counsel, we have examined and are familiar with and have relied upon the following documents:

(a)	the Certificate of Incorporation and Bylaws, each as amended to date, of the Company;

(b)	a Certificate of the Secretary of State of the State of Delaware, dated , 2007, attesting to the continued legal existence and corporate good standing of the Company in Delaware (the “Domestic Certificate”);

(c)	a Certificate of the Secretary of State of the State of North Carolina, dated , 2007, attesting to the good standing and due qualification of the Company to transact business in the State of North Carolina (the “Foreign Qualification Certificate”);

(d)	the Agreement and the Warrants (collectively, the “Transaction Documents”);

(e)	an Officers’ Certificate from the Company, dated as of the date hereof, attesting to the accuracy of the representations and warranties of the Company set forth in Article II of the Agreement and as to certain other matters; and

(f)	a Secretary’s Certificate from the Company, dated as of the date hereof, attesting to certain resolutions adopted by the Board of Directors (and the Pricing Committee and Audit Committee thereof) and the incumbency of certain officers of the Company.

To The Purchasers named on

    Schedule A attached hereto

            , 2007

In our examination of the documents described above, we have assumed the genuineness of all signatures, the legal capacity of all individual signatories, the completeness of all corporate and stock records provided to us, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such latter documents.

In rendering this opinion, we have relied, as to all questions of fact material to this opinion, upon certificates of public officials and officers of the Company and upon the representations and warranties made by the Purchasers and the Company in the Transaction Documents. We have not attempted to verify independently such facts. We have not conducted a search of any electronic databases or the dockets of any court, administrative or regulatory body, agency or other filing office in any jurisdiction in connection with the preparation of this letter.

For purposes of this opinion, we have assumed that the Transaction Documents have been duly authorized, executed and delivered by all parties thereto other than the Company, and that all such other parties have all requisite power and authority to effect the transactions contemplated by the Transaction Documents. We have also assumed that each Transaction Document is the valid and binding obligation of each party thereto other than the Company and is enforceable against such other parties in accordance with its terms. We do not render any opinion as to the application of any federal or state law or regulation to the power, authority or competence of any party to the Transaction Documents other than the Company.

For purposes of this opinion we have assumed that the Board of Directors of the Company has complied with its fiduciary duties in connection with the transactions contemplated by the Transaction Documents. We have also assumed, for purposes of Section 144 of the Delaware General Corporation Law, that the Transaction Documents are fair as to the Company as of the time they were authorized, approved or ratified by the Board of Directors of the Company or a committee thereof.

Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. We express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. We are expressing no opinion herein as to the enforceability of Sections 6.4 and 6.5 of the Agreement. We are expressing no opinion herein with respect to

To The Purchasers named on

    Schedule A attached hereto

            , 2007

compliance by the Company with state securities or “blue sky” laws, or with any state or federal securities antifraud laws. We also express no opinion herein as to any provision of any agreement (a) which may be deemed to or construed to waive any right of the Company, (b) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provisions of the Transaction Documents on the validity or enforceability of any other provisions thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation of public policy, including, without limitation, any provision relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (g) which provides that the terms of the Transaction Documents may not be waived or modified except in writing, (h) relating to choice of law, consent to jurisdiction or choice of forum or (i) relating to waiver of a jury trial.

Our opinions expressed in paragraph 1 below, insofar as they relate to the valid existence, due qualification and good standing of the Company, are based solely on the Domestic Certificate and the Foreign Qualification Certificate and are limited accordingly, and, as to such matters, our opinions are rendered as of the respective dates of such certificates. We express no opinion as to the tax good standing of the Company in any jurisdiction.

For purposes of our opinions in paragraphs 5, 6 and 7 below, with respect to factual matters, we have relied upon representations made by the Purchasers in Article III of the Agreement (including the Registration Questionnaires, a form of which is attached as Exhibit D to the Agreement), and have assumed (without any independent investigation) the accuracy of such representations. For purposes of our opinions in paragraphs 5, 6 and 7 below, we have also assumed that in connection with the offer and sale of securities to the Purchasers, neither the Company nor any person acting on its behalf has engaged in any form of “general solicitation or general advertising” within the meaning contemplated by Rule 502(c) of Regulation D.

With respect to factual matters, our opinion in paragraph 8 below is based solely on the Officers’ Certificate, which we assume (without any independent investigation) to be accurate in all respects.

We are opining herein solely as to the state laws of the State of New York, the Delaware General Corporation Law statute and the federal laws of the United States of America. To the extent that any other laws govern any of the matters as to which we are opining below, we have assumed, with your permission and without independent investigation, that such laws are identical to the state laws of the State of New York, and we express no opinion as to whether such assumption is reasonable or correct.

To The Purchasers named on

    Schedule A attached hereto

            , 2007

For purposes of our opinions rendered below, we have assumed that the facts and law governing the future performance by the Company of its obligations under the Transaction Documents will be identical to the facts and law governing its performance on the date of this opinion.

Based upon and subject to the foregoing, we are of the opinion that:

1.	The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as it is, to our knowledge, currently conducted, to enter into and perform its obligations under the Transaction Documents, and to carry out the transactions contemplated by the Transaction Documents. The Company is duly qualified to do business and is in good standing in the State of North Carolina.

2.	The authorized capital stock of the Company consists of 90,000,000 shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

3.	The Securities and the Warrant Shares have been duly authorized by all necessary corporate action on the part of the Company. The Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreement, and the Warrant Shares, when issued and paid for in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable.

4.	The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5.	The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any U.S. federal or New York state law, rule or regulation applicable to the Company or the Delaware General Corporation Law statute; (b) violate the provisions of the Company’s Certificate of Incorporation or Bylaws, each as amended to date; or (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company of which we are aware.

To The Purchasers named on

    Schedule A attached hereto

            , 2007

6.	Based in part on the representations of each of the Purchasers in Article III of the Agreement (including the Registration Questionnaires, a form of which is attached as Exhibit D to the Agreement), the offer, issuance and sale of the Securities pursuant to the Agreement are exempt from registration under the Securities Act of 1933, as amended, it being understood that no opinion is expressed herein as to any subsequent resale of the Shares or the Warrant Shares.

7.	Based in part on the representations of each of the Purchasers in Article III of the Agreement (including the Registration Questionnaires, a form of which is attached as Exhibit D to the Agreement), no filing, consent, approval, authorization or qualification of or with any United States federal or New York state court, governmental authority or agency is required for the issuance and sale by the Company of the Securities, except with respect to state securities or Blue Sky laws, as to which we express no opinion.

8.	The Company is not an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

This opinion is provided to the Purchasers as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

This opinion is rendered only to the Purchasers and is solely for the benefit of the Purchasers in connection with the transactions contemplated by the Transaction Documents. This opinion may not be relied upon by the Purchasers for any other purpose, nor may this opinion be provided to, quoted to or relied upon by any other person or entity for any purpose without our prior written consent.

Very truly yours,

WILMER CUTLER PICKERING
HALE AND DORR LLP

By:
Stuart R. Nayman, a Partner

SCHEDULE A

EXHIBIT F

Plan of Distribution

The selling stockholders, or their pledgees, donees, transferees, or any of their successors in interest selling shares received from a named selling stockholder as a gift, pledge, partnership distribution or other transfer after the date of this prospectus (all of whom may be selling stockholders), may offer and sell the shares covered by this prospectus from time to time on any stock exchange or automated interdealer quotation system on which the shares are listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The selling stockholders may sell the shares by one or more of the following methods, without limitation:

(a)	block trades in which the broker or dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

(b)	purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

(c)	an over-the-counter distribution in accordance with the rules of The Nasdaq Global Market;

(d)	ordinary brokerage transactions and transactions in which the broker solicits purchases;

(e)	in privately negotiated transactions;

(f)	short sales;

(g)	in options transactions;

(h)	through the distribution of the shares by any selling stockholder to its partners, members or stockholders;

(i)	one or more underwritten offerings on a firm commitment or best efforts basis; and

(j)	any combination of any of these methods of sale.

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.

The selling stockholders may also transfer the shares by gift. We do not know of any arrangements by the selling stockholders for the sale of any of the shares.

The selling stockholders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of the shares. These brokers, dealers or underwriters may act as principals, or as an agent of a selling stockholder. Broker-dealers may agree with a selling stockholder to sell a specified number of the shares at a stipulated price per security. If the broker-dealer is unable to sell shares acting as agent for a selling stockholder, it may purchase as principal any unsold shares at the stipulated price. Broker-dealers who acquire shares as principals may thereafter resell the shares from time to time in transactions in any stock exchange or automated interdealer quotation system on which the shares are then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above. The selling stockholders may also sell the shares in accordance with Rule 144 under the Securities Act of 1933, as amended, rather than pursuant to this prospectus, regardless of whether the shares are covered by this prospectus.

From time to time, one or more of the selling stockholders may pledge, hypothecate or grant a security interest in some or all of the shares owned by them. The pledgees, secured parties or persons to whom the shares have been hypothecated will, upon foreclosure in the event of default, be deemed to be selling stockholders. The number of a selling stockholder’s shares offered under this prospectus will decrease as and when it takes such actions. The plan of distribution for that selling stockholder’s shares will otherwise remain unchanged. In addition, a selling stockholder may, from time to time, sell the shares short, and, in those instances, this prospectus may be delivered in connection with the short sales and the shares offered under this prospectus may be used to cover short sales.

To the extent required under the Securities Act of 1933, the aggregate amount of selling stockholders’ shares being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the shares may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling stockholder and/or purchasers of selling stockholders’ shares of securities, for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).

The selling stockholders and any underwriters, brokers, dealers or agents that participate in the distribution of the shares may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the shares sold by them may be deemed to be underwriting discounts and commissions.

A selling stockholder may enter into hedging transactions with broker-dealers and the broker-dealers may engage in short sales of the shares in the course of hedging the positions they assume with that selling stockholder, including, without limitation, in connection with distributions of the shares by those broker-dealers. A selling stockholder may enter into option or other transactions with broker-dealers that involve the delivery of the shares offered hereby to the broker-dealers, who may then resell or otherwise transfer those securities. A selling

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stockholder may also loan or pledge the shares offered hereby to a broker-dealer and the broker-dealer may sell the shares offered hereby so loaned or upon a default may sell or otherwise transfer the pledged shares offered hereby.

The selling stockholders and other persons participating in the sale or distribution of the shares will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the shares by the selling stockholders and any other person. The anti-manipulation rules under the Securities Exchange Act of 1934 may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the particular shares being distributed for a period of up to five business days before the distribution. These restrictions may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the securities.

We will make copies of this prospectus available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act of 1933, if applicable.

Each selling stockholder who is an affiliate of a broker-dealer has represented and warranted to us that he acquired the shares subject to this registration statement in the ordinary course of such selling stockholder’s business and, at the time of his purchase of such shares such selling stockholder had no agreements, plans or understandings, directly or indirectly, with any person to distribute any such securities. As such, they are not underwriters within the meaning of Section 2(11) of the Securities Act. We have advised each selling stockholder that it may not use shares registered on this registration statement to cover short sales of common stock made prior to the date on which this registration statement shall have been declared effective by the Commission.

We have agreed to indemnify in certain circumstances the selling stockholders against certain liabilities, including certain liabilities under the Securities Act of 1933. The selling stockholders have agreed to indemnify us in certain circumstances against certain liabilities, including certain liabilities under the Securities Act of 1933. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act of 1933.

The shares offered hereby were originally issued to the selling stockholders pursuant to an exemption from the registration requirements of the Securities Act of 1933. We agreed to register the shares under the Securities Act of 1933, and to keep the registration statement of which this prospectus is a part effective until the earliest of three years after the date of the original purchase by the selling stockholders, the date on which all shares eligible for sale under this registration statement held by selling stockholders may be sold or transferred in compliance with Rule 144 under the Securities Act of 1933 without any volume or manner of sale restrictions or the date on which the selling stockholders have sold all of the shares eligible for sale under this registration statement pursuant to a registration statement to or through a broker

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or dealer or underwriter in a public distribution or a public securities transaction or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 under Section 4(1). We have agreed to pay all expenses in connection with this offering, but not including underwriting commissions or brokerage fees, taxes of any kind and any expenses of counsel or other advisors to the selling stockholders.

In order to comply with the securities laws of certain states, if applicable, the shares must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We will not receive any proceeds from sales of any shares by the selling stockholders.

We cannot assure you that the selling stockholders will sell all or any portion of the shares offered hereby.

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